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                                                                    EXHIBIT 10.3


                 SECOND AMENDMENT TO LETTER OF CREDIT AGREEMENT

     This Amendment dated as of May 29, 1998 is between Bank of America National Trust and Savings Association (the "Bank") and Williams-Sonoma, Inc. (the "Borrower").

                                    RECITALS

     A. The Bank and the Borrower entered into a certain Letter of Credit Agreement dated as of June 1, 1997 (as previously amended, the "Agreement").

     B. The Bank and the Borrower desire to amend the Agreement.

                                    AGREEMENT

     1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

     2. Amendment. The Agreement is hereby amended as follows: The definition of "Expiration Date" is amended to read as follows:

                     "Expiration Date" means June 30, 1998.

     3. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that:

          (a) There is no event which is, or with notice or lapse of time or both would be, an event of default under the Agreement;

          (b) The representations and warranties in the Agreement are true and correct as of the date of this Amendment as if made on the date of this Amendment;

          (c) This Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers; and

          (d) This Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound.

     4. Conditions. This Amendment will be effective when the Bank receives the following items, in form and content acceptable to the Bank: Evidence that the execution, delivery, and performance by the Borrower of this Amendment and any instrument or agreement required under this Amendment have been duly authorized;

     5. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.



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          This Amendment is executed as of the date first stated above.



BANK OF AMERICA NATIONAL                    WILLIAMS-SONOMA, INC.
TRUST AND SAVINGS ASSOCIATION


By   /s/ Hagop V. Bouldoukian               By  /s/ W. Howard Lester
     -----------------------------              --------------------------------
     Hagop V. Bouldoukian                       W. Howard Lester
     Vice President                             Chief Executive Officer



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